CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of RAVENWOOD BOURNE, LTD. (the "Company") for the quarter ended April 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Fotis Georgiadis, Chief Executive Officer and Chief Financial Officer of Ravenwood Bourne, Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2011	/s/Fotis Georgiadis
FOTIS GEORGIADIS,
Chief Executive Officer

/s/Fotis Georgiadis
FOTIS GEORGIADIS,
Chief Financial Officer